SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                                  June 28, 2006

                                   GWIN, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                   000-24520                 04-3021770
           --------                   ---------                 ----------
 (State or other jurisdiction        (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)

    5092 South Jones Boulevard, Las Vegas, Nevada                  89118
    ---------------------------------------------                  -----
      (Address of principal executive offices)                   (Zip code)

       (702) 967-6000 Registrant's telephone number, including area code:


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

      On June 28, 2006, GWIN, Inc. (the "Company") announced the largest media sponsorship deal in the Company's history. ThePIGPoker.net has signed an agreement with the Company (the "Agreement") to be a title sponsor of the Company's television and radio show "Wayne Allyn Root's WinningEDGE" airing on Saturday mornings starting September 9, 2006. ThePIGPoker.net is a newly launched informational poker web site for fun, entertainment and prizes only, owned by Legendzsports, one of the largest private gaming companies in the world. ThePIGPoker.net is the newest venture by Legendz into the lucrative world of poker. The Agreement includes sponsorship of the "Wayne Allyn Root's WinningEDGE" national television and radio show as well as the poker sections of its web sites www.winningedge.com and www.ewinners.com. ThePIGPoker.net joins co-sponsor Hooters Casino Hotel Las Vegas, which continues its sponsorship of WinningEDGE after a successful 2005 season.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits No. Description:

Exhibit           Description                              Location

Exhibit 99.1      Press Release, dated June 28, 2006       Provided herewith

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 29, 2006                       GWIN INC.

                                             By:      /s/ Jeff Johnson
                                                      --------------------------
                                             Name:    Jeff Johnson
                                             Title:   Chief Financial Officer